Post Balance Sheet Events	12 Months Ended
Mar. 31, 2022
Post Balance Sheet Events
Post Balance Sheet Events

23. Post Balance Sheet Events

On May 19, 2022, OKYO announced the closing of its underwritten public offering of 625,000 American Depository Shares (the “ADSs”) at a public offering price of $4.00 per ADS, for gross proceeds of $2.5 million, before deducting underwriting discounts and offering expenses. As a result, the Company is now listed on the Nasdaq stock exchange and is therefore a dual listed Company with its existing listing on the London Stock Exchange.

On May 19, 2022, the Remuneration committee awarded the Non-Executive Chairman a bonus of $150,000. The committee noted that in order to support the offering the Non-Executive Chairman participated in the offering. It was noted that the offering may have failed without this subscription, so it was agreed to compensate Mr Cerrone for this transaction.

In August 2022, the Group secured a short-term credit facility from Tiziana Life Sciences, a related party, for $2m in order to support short term liquidity. The loan is available for a period of 6 months upon first draw-down and carries an interest rate of 16% per annum, with additional default interest of 4% if the loan is not repaid after the 6-month period.